SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

               Date of Report (date of earliest event reported):
                                August 27, 2003

                         Lehman Brothers Holdings Inc.
            (Exact name of registrant as specified in its charter)

                                   Delaware
                (State or other jurisdiction of incorporation)

         1-9466                                         13-3216325
(Commission File Number)                     (IRS Employer Identification No.)

                              745 Seventh Avenue
                              New York, NY 10019
                       (Address of principal (Zip Code)
                              executive offices)

              Registrant's telephone number, including area code:

                                (212) 526-7000

Item 7. Financial Statements and Exhibits

        (c)  Exhibits

     The following Exhibit is incorporated by reference into Registration Statement on Form S-3 No. 333-60474 as an exhibit thereto and is filed as part of this Report.

4.01 Form of senior debt security--Global Security representing the Registrant's Medium-Term Notes, Series G, Performance Linked to the Value of a Common Stock, a Stock Index, a Basket of Common Stocks or a Basket of Stock Indices (filed herewith). This form supersedes the form of senior debt security--Global Security representing the Registrant's Medium-Term Notes, Series G, Performance Linked to the Value of a Common Stock, a Stock Index, a Basket of Common Stocks or a Basket of Stock Indices incorporated in the Registration Statement on Form S-3 No. 333-60474 included in the Current Report on Form 8-K filed on June 24, 2003 as Exhibit 4.01 thereto.



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

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            LEHMAN BROTHERS HOLDINGS INC.
                                                    (Registrant)



Date:    August 27, 2003                    By: /s/ Barrett S. DiPaolo
                                                --------------------------------
                                                Barrett S. DiPaolo
                                                Vice President


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

                                 EXHIBIT INDEX



Exhibit No.       Exhibit
-----------       -------

4.01 Form of senior debt security--Global Security representing the Registrant's Medium-Term Notes, Series G, Performance Linked to the Value of a Common Stock, a Stock Index, a Basket of Common Stocks or a Basket of Stock Indices (filed herewith). This form supersedes the form of senior debt security--Global Security representing the Registrant's Medium-Term Notes, Series G, Performance Linked to the Value of a Common Stock, a Stock Index, a Basket of Common Stocks or a Basket of Stock Indices incorporated in the Registration Statement on Form S-3 No. 333-60474 included in the Current Report on Form 8-K filed on June 24, 2003 as Exhibit 4.01 thereto.



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